UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a - 101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.1)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
EXPRESS-1 EXPEDITED SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE
     The purpose of this Amendment No. 1 to Schedule 14A, originally filed with the Securities and Exchange Commission on April 30, 2008 (the “Proxy Statement”), is to provide the updated version of the proxy card. Other than this correction, there are no other changes to the information contained in the Proxy Statement.

Express-1 Expedited Solutions, Inc.
c/o National City Bank
Shareholder Services Operations
Locator 5352
P. O. Box 94509
Cleveland, OH 44101-4509
Vote by Telephone
Have your proxy card available when you call the Toll-Free Number 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.
Vote by Internet
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions presented to record your vote.
Vote by Mail
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return to: National City Bank, P.O. Box 535300, Pittsburgh, PA 15253.

Vote by Telephone
Call Toll-Free using a
Touch-Tone Telephone:
1-888-693-8683

Vote by Internet
Access the Website and
cast your vote:
www.cesvote.com

Vote by Mail
Return your proxy card
in the postage-paid
envelope provided.

Vote 24 hours a day, 7 days a week!
If you vote by telephone or Internet, Please do not send your proxy by mail.

è

If voting by mail, proxy must be signed and dated below.
êPlease fold and detach card at perforation before mailing. ê

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
EXPRESS-1 EXPEDITED SOLUTIONS, INC.
The undersigned holder of shares of Common Stock of EXPRESS-1 EXPEDITED SOLUTIONS, INC., a Delaware corporation (the “Company”), hereby appoints Michael R. Welch and Mark K. Patterson, and each of them, with full power of substitution, the proxies and attorneys of the undersigned, to vote as specified hereon at the Annual Meeting of Stockholders (the “Meeting”) of the Company to be held at the Marriott Hotel in South Bend, Indiana located at 123 North Saint Joseph Street, South Bend, Indiana 46601, on June 11, 2008 at 4:00 p.m., Eastern Daylight Time, and at any adjournments or postponements thereof, with all powers (other than the power to revoke the proxy or vote the proxy in a manner not authorized by the executed form of proxy on the reverse side hereof) that the undersigned would have if personally present at the Meeting, to act in the undersigned’s discretion upon any other matter or matters that may properly be brought before the Meeting and to appear and vote all the shares of Common Stock of the Company that the undersigned may be entitled to vote. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2007, and hereby revokes any proxy or proxies heretofore given by the undersigned relating to the Meeting.
     This proxy may be revoked at any time prior to the voting thereof.

Dated:	, 2008

Signature

Signature (if held jointly)

Please date and sign as name appears hereon. When signing as Executor, Administrator, Trustee, Guardian or Attorney, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized corporate officer. If a partnership, please sign in partnership name by authorized person. Joint owners should each sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of
Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.
ê Please fold and detach card at perforation before mailing. ê

Express-1 Expedited Solutions, Inc.	PROXY
UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED FOR THE PROPOSALS BELOW.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

1.	To elect the three nominees listed below to the Board of Directors of the Company.

	NOMINEES:	(1) Daniel Para (2) Jay N. Taylor (3) Michael R. Welch

		☐ FOR all nominees		☐ WITHHOLD AUTHORITY
		(except as marked below)		to vote for all nominees

INSTRUCTIONS: To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) on the line below:

2.	To ratify the Company’s selection of Pender Newkirk & Company LLP as independent auditors for the year ending December 31, 2008.

		☐ FOR	☐ AGAINST	☐ ABSTAIN

(TO BE SIGNED ON THE REVERSE SIDE)